Exhibit 10.8

RESTRICTED STOCK UNITS NOTICE UNDER THE
RARE EARTHS AMERICAS, INC.
2026 EQUITY INCENTIVE PLAN

Name of Grantee:

This Notice evidences the award of restricted stock units (each, an “RSU,” and collectively, the “RSUs”) of RARE EARTHS AMERICAS, INC., a Texas corporation (the “Company”), that have been granted to you pursuant to the RARE EARTHS AMERICAS, INC. 2026 Equity Incentive Plan (the “Plan”) and conditioned upon your agreement to the terms of the attached Global Restricted Stock Units Agreement, including any special terms or conditions for your country set forth in any appendix attached thereto (the “Appendix,” and together with the Global Restricted Stock Units Agreement, the “Agreement”). This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. Each RSU is equivalent in value to one share of the Company’s Common Stock and represents the Company’s commitment to issue one share of the Company’s Common Stock at a future date, subject to the terms of the Agreement and the Plan. The RSUs are credited to a separate account maintained for you on the books and records of the Company (the “Account”). All amounts credited to the Account will continue for all purposes to be part of the general assets of the Company.

Grant Date:

Number of RSUs:

Vesting Schedule: All of the RSUs are nonvested and forfeitable as of the Grant Date. So long as your Service (as defined in the Agreement) is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur:

RARE EARTH AMERICAS, INC.	Date

By my signature below or by accepting the RSU award via the Company’s electronic acceptance procedure, I acknowledge that I have carefully read the Agreement and the prospectus for the Plan. I agree to be bound by all of the provisions set forth in those documents. I also consent to electronic delivery of all notices or other information with respect to the RSUs or the Company.

Signature of Grantee	Date